SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2005
(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50066 (Commission File Number)	48-1175170 (IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California (Address of principal executive offices)		93463 (Zip Code)

(805) 688-6644
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events

Item 9.01.  Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1

Item 8.01.  Other Events.

        Craig J. Cerny, Chairman and CEO of Harrington West Financial Group, Inc. will be using the presentation, attached as Exhibit 99.1 to this Form 8-K, throughout the year to meet with potential and current investors.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Presentation dated February 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC. By: /s/ Craig J. Cerny ———————————————— Craig J. Cerny Chairman of the Board and Chief Executive Officer

Date: February 2, 2005.